SLM Student Loan Trust 2003-2 Quarterly Servicing Report
Report Date: 11/30/2005 Reporting Period: 9/1/05-11/30/05

I. Deal Parameters

	Student Loan Portfolio Characteristics				08/31/2005	Activity	11/30/2005
A	i	Portfolio Balance			$1,660,408,928.86	($61,088,480.04)	$1,599,320,448.82
	ii	Interest to be Capitalized			9,235,201.54		9,724,505.72

	iii	Total Pool			$1,669,644,130.40		$1,609,044,954.54

	iv	Specified Reserve Account Balance			4,174,110.33		4,022,612.39

	v	Total Adjusted Pool			$1,673,818,240.73		$1,613,067,566.93

B	i	Weighted Average Coupon (WAC)			7.227%		7.220%
	ii	Weighted Average Remaining Term			255.03		253.76
	iii	Number of Loans			83,181		80,497
	iv	Number of Borrowers			51,268		49,562
	v	Aggregate Outstanding Principal Balance — T-Bill			$300,382,800.20		$283,559,119.10
	vi	Aggregate Outstanding Principal Balance — Commercial Paper			$1,369,261,330.20		$1,325,485,835.44

	Notes			Spread	Exchange Rate	Balance 9/15/05	Balance 12/15/05
C	i	A-1 L Notes	78442GFN1	0.020%	1.0000	$0.00	$0.00
	ii	A-2 L Notes	78442GFP6	0.030%	1.0000	$57,027,240.73	$—
	iii	A-3 L Notes	78442GFQ4	0.100%	1.0000	$263,529,000.00	$259,805,566.93
	iv	A-4 L Notes	78442GFR2	0.190%	1.0000	$288,861,000.00	$288,861,000.00
	v	A-5 E Notes *	XS0163731846	0.260%	1.0835	€588,000,000.00	€588,000,000.00
	vi	A-6 ARS Notes	78442GFT8	ARS	1.0000	$66,550,000.00	$66,550,000.00
	vii	A-7 ARS Notes	78442GFU5	ARS	1.0000	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GFV3	ARS	1.0000	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GFW1	ARS	1.0000	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GFX9	ARS	1.0000	$60,753,000.00	$60,753,000.00

	Reserve Account				09/15/2005		12/15/2005
D	i	Required Reserve Acct Deposit (%)			0.25%		0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)			$4,174,110.33		$4,022,612.39
	iv	Reserve Account Floor Balance ($)			$2,005,060.00		$2,005,060.00
	v	Current Reserve Acct Balance ($)			$4,174,110.33		$4,022,612.39

	Capitalized Interest Account				09/15/2005		12/15/2005
E	i	Current Capitalized Interest Account Balance ($			$$0.00		$0.00

* A-5 is denominated in Euros

II. 2003-2 Transactions from: 08/31/2005 through: 11/30/2005

A	Student Loan Principal Activity
	i	Regular Principal Collections	$65,457,398.56
	ii	Principal Collections from Guarantor	6,711,431.86
	iii	Principal Reimbursements	86,910.77
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$72,255,741.19

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$1,942.46
	ii	Capitalized Interest	(11,169,203.61)

	iii	Total Non-Cash Principal Activity	$(11,167,261.15)

C	Total Student Loan Principal Activity		$61,088,480.04

D	Student Loan Interest Activity
	i	Regular Interest Collections	$16,431,899.06
	ii	Interest Claims Received from Guarantors	420,844.27
	iii	Collection Fees	5,984.18
	iv	Late Fee Reimbursements	242,735.52
	v	Interest Reimbursements	23,893.20
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	286,133.09
	viii	Subsidy Payments	1,490,048.66

	ix	Total Interest Collections	$18,901,537.98

E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(4,903.55)
	ii	Capitalized Interest	11,169,203.61

	iii	Total Non-Cash Interest Adjustments	$11,164,300.06

F	Total Student Loan Interest Activity		$30,065,838.04

G	Non-Reimbursable Losses During Collection Period		$—

H	Cumulative Non-Reimbursable Losses to Date		$328,235.49

III. 2003-2 Collection Account Activity 08/31/2005 through: 11/30/2005

A	Principal Collections
	i	Principal Payments Received	$26,931,286.21
	ii	Consolidation Principal Payments	45,237,544.21
	iii	Reimbursements by Seller	0.00
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	0.00
	vi	Re-purchased Principal	86,910.77

	vii	Total Principal Collections	$72,255,741.19

B	Interest Collections
	i	Interest Payments Received	$18,097,228.13
	ii	Consolidation Interest Payments	531,696.95
	iii	Reimbursements by Seller	2.82
	iv	Borrower Benefits Reimbursed	0.00
	v	Reimbursements by Servicer	20,573.77
	vi	Re-purchased Interest	3,316.61
	vii	Collection Fees/Return Items	5,984.18
	viii	Late Fees	242,735.52

	ix	Total Interest Collections	$18,901,537.98

C	Other Reimbursements		$160,860.09

D	Reserves in Excess of Reserve Requirement		$151,497.94

E	Trust Account Investment Income ( VII-D )		$502,593.93

F	Funds Released from Capitalized Interest Account		$0.00

G	Administrator Account Investment Income		$0.00

H	TOTAL COLLECTION ACCOUNT ACTIVITY		$91,972,231.13

	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Consolidation Loan Rebate Fees	$(4,219,243.59)
	ii	Funds Allocated to the Future Distribution Account	$(18,842,654.76)
	iii	Funds Released from the Future Distribution Account	$13,160,260.40

I	TOTAL AVAILABLE FUNDS		$82,070,593.18

J	Servicing Fees Due for Current Period		$673,894.44

K	Carryover Servicing Fees Due		$0.00

L	Administration Fees Due		$20,000.00

M	Total Fees Due for Period		$693,894.44

IV. 2003-2 Future Distribution Account Activity

A	Account Reconciliation

	i	Beginning Balance	09/15/2005		$6,298,011.12
	ii		Total Allocations for Distribution Period (to future distribution account		$12,544,643.64
	iii		Total Payments for Distribution Period (from future distribution account)		$(5,682,394.36)
	iv		Funds Released to the Collection Account (from future distribution account)		$(13,160,260.40)

	v		Total Balance Prior to Current Month Allocations		$—

	vi	Ending Balance	12/15/2005		$6,825,579.94

B	Monthly Allocations to the Future Distribution Account

	Monthly Allocation Date		09/15/2005
	i		Primary Servicing Fees		$691,837.05
	ii		Admin fees		6,666.67
	iii		Broker Dealer, Auction Agent and Remarketing Fees		62,902.38
	iv		Interest Accrued on the Class A Notes and Swap Counterpart		5,342,195.42
	v		Interest Accrued on the Class B Notes		194,409.60

	vi	Balance as of	09/15/2005		$6,298,011.12

	Monthly Allocation Date		10/15/2005
	i		Primary Servicing Fees		$687,479.77
	ii		Admin fees		6,666.67
	iii		Broker Dealer, Auction Agent and Remarketing Fees		57,005.28
	iv		Interest Accrued on the Class A Notes and Swap Counterparty		5,206,482.90
	v		Interest Accrued on the Class B Notes		182,056.49

	vi		Total Allocations		$6,139,691.11

	Monthly Allocation Date		11/15/2005	11
	i		Primary Servicing Fees		$673,894.44
	ii		Admin fees		6,666.67
	iii		Broker Dealer, Auction Agent and Remarketing Fees		58,970.98
	iv		Interest Accrued on the Class A Notes and Swap Counterpart		5,465,948.09
	v		Interest Accrued on the Class B Notes		199,472.35

	vi		Total Allocations		$6,404,952.53

C	Total Future Distribution Account Deposits Previously Allocated				$18,842,654.76

D	Current Month Allocations		12/15/2005
	i		Primary Servicing		$666,383.52
	ii		Admin fees		$6,666.67
	iii		Broker Dealer, Auction Agent and Remarketing Fees		$64,868.08
	iv		Interest Accrued on the Class A Notes and Swap Counterpart		$5,859,888.55
	v		Interest Accrued on the Class B Notes		$227,773.12

	vi		Allocations on the Distribution Date		$6,825,579.94

V. 2003-2 Auction Rate Security Detail

A	Auction Rate Securities - Payments During Distribution Period

		Payment	Security	Interest	No. of
	i	Date	Description	Rate	Days	Start Date	End Date	Interest Payment	Broker/Dealer Fees	Auction Agent Fees

		09/19/2005	SLM 2003-2 A-8	3.600000%	28	08/22/2005	09/19/2005	$280,000.00	$11,666.67	$661.11
		10/03/2005	SLM 2003-2 A-6	3.660000%	27	09/06/2005	10/03/2005	$182,679.75	$7,486.88	$424.26
		10/05/2005	SLM 2003-2 A-9	3.680000%	28	09/07/2005	10/05/2005	$286,222.22	$11,666.67	$661.11
		10/11/2005	SLM 2003-2 A-7	3.690000%	29	09/12/2005	10/11/2005	$297,250.00	$12,083.33	$684.72
		10/11/2005	SLM 2003-2 B	3.720000%	29	09/12/2005	10/11/2005	$182,056.49	$9,787.98	$415.99
		10/17/2005	SLM 2003-2 A-8	3.750000%	28	09/19/2005	10/17/2005	$291,666.67	$11,666.67	$661.11
		10/31/2005	SLM 2003-2 A-6	3.820000%	28	10/03/2005	10/31/2005	$197,727.44	$7,764.17	$439.97
		11/02/2005	SLM 2003-2 A-9	3.800000%	28	10/05/2005	11/02/2005	$295,555.56	$11,666.67	$661.11
		11/07/2005	SLM 2003-2 A-7	3.850000%	27	10/11/2005	11/07/2005	$288,750.00	$11,250.00	$637.50
		11/07/2005	SLM 2003-2 B	3.940000%	27	10/11/2005	11/07/2005	$179,525.11	$9,112.95	$387.30
		11/14/2005	SLM 2003-2 A-8	3.900000%	28	10/17/2005	11/14/2005	$303,333.33	$11,666.67	$661.11
		11/28/2005	SLM 2003-2 A-6	4.010000%	28	10/31/2005	11/28/2005	$207,562.06	$7,764.17	$439.97
		11/30/2005	SLM 2003-2 A-9	4.040000%	28	11/02/2005	11/30/2005	$314,222.22	$11,666.67	$661.11
		12/05/2005	SLM 2003-2 A-7	4.050000%	28	11/07/2005	12/05/2005	$315,000.00	$11,666.67	$661.11
		12/05/2005	SLM 2003-2 B	4.090000%	28	11/07/2005	12/05/2005	$193,262.04	$9,450.47	$401.64
		12/12/2005	SLM 2003-2 A-8	4.000000%	28	11/14/2005	12/12/2005	$311,111.11	$11,666.67	$661.11

		Auction Rate Note Interest Paid During Distribution Period			9/15/05-12/15/05			$4,125,924.00
		Broker/Dealer Fees Paid During Distribution Period			9/15/05-12/15/05			168,033.31
	iv	Auction Agent Fees Paid During Distribution Period			9/15/05-12/15/05			9,120.23
	v	Primary Servicing Fees Remitted			9/15/05-12/15/05			1,379,316.82

		Total						$5,682,394.36
		- Less: Auction Rate Security Interest Payments due on the Distribution Date			12/15/2005			$0.00
		- Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date			12/15/2005			$0.00
		- Less: Auction Rate Security Auction Agent Fees due on the Distribution Date			12/15/2005			$0.00

								$5,682,394.36

C	Funds Released to Collection Account							$13,160,260.40
				Sep-05	Oct-05	Nov-05
				5.49276%	5.49061%	5.54461%

VI. 2003-2 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		% *		Principal Amount		% *
STATUS	08/31/2005	11/30/2005	08/31/2005	11/30/2005	08/31/2005	11/30/2005	08/31/2005	11/30/2005	08/31/2005	11/30/2005
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%

Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	0.00	0.00	0.000%	0.000%
TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT
Active
Current	7.185%	7.178%	55,891	50,561	67.192%	62.811%	$1,025,642,428.61	$918,602,663.18	61.770%	57.437%
31-60 Days Delinquent	7.361%	7.396%	2,649	2,706	3.185%	3.362%	55,068,710.94	55,656,902.75	3.317%	3.480%
61-90 Days Delinquent	7.397%	7.388%	1,491	1,408	1.792%	1.749%	31,460,456.67	29,652,145.46	1.895%	1.854%
91-120 Days Delinquent	7.486%	7.540%	828	759	0.995%	0.943%	18,781,233.45	15,985,247.09	1.131%	1.000%
> 120 Days Delinquent	7.741%	7.676%	1,673	1,580	2.011%	1.963%	36,571,321.52	37,014,578.39	2.203%	2.314%

Deferment
Current	7.212%	7.224%	7,868	7,439	9.459%	9.241%	163,601,804.30	153,783,229.14	9.853%	9.616%

Forbearance
Current	7.246%	7.214%	12,599	15,806	15.146%	19.636%	325,011,002.18	383,381,144.20	19.574%	23.972%

TOTAL REPAYMENT	7.225%	7.218%	82,999	80,259	99.781%	99.704%	$1,656,136,957.67	$1,594,075,910.21	99.743%	99.672%
Claims in Process (1)	7.816%	7.837%	181	238	0.218%	0.296%	$4,262,024.55	$5,244,538.61	0.257%	0.328%
Aged Claims Rejected (2)	6.625%	0.000%	1	0	0.001%	0.000%	$9,946.64	$0.00	0.001%	0.000%
GRAND TOTAL	7.227%	7.220%	83,181	80,497	100.000%	100.000%	$1,660,408,928.86	$1,599,320,448.82	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months
(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase
*	Percentages may not total 100% due to rounding.

VII. 2003-2 Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$27,803,873.29
B	Interest Subsidy Payments Accrued During Collection Period			1,367,895.50
C	SAP Payments Accrued During Collection Period			717,692.19
D	INV Earnings Accrued for Collection Period (TRUST ACCOUNTS			502,593.93
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00
F	Consolidation Loan Rebate Fees			(4,219,243.59)

G	Net Expected Interest Collections			$26,172,811.32

H	Currency Swap Payments Due to the Trust
			IXIS Receives	Trust Pays

	i	Aggregate Swap Notional Amount — Class A-5 *	€588,000,000.00	$637,098,000.00

	ii	Euribor/Libor Rate	2.13600%	3.87000%
	iii	Spread	0.2600%	0.3150%

	iv	Final Rate (ii+iii)	2.39600%	4.18500%

	v	Swap Payments Due	€3,561,254.67	$6,739,700.47

* Notional amounts are calculated using an exchange rate of $1.0835 = 1.00 Euro

VIII. 2003-2 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate

A	Class A-1 Interest Rate	0.000000000	9/15/05-12/15/05	0.00000%
B	Class A-2 Interest Rate	0.009858333	9/15/05-12/15/05	3.90000%
C	Class A-3 Interest Rate	0.010035278	9/15/05-12/15/05	3.97000%
D	Class A-4 Interest Rate	0.010262778	9/15/05-12/15/05	4.06000%
E	Class A-5 Interest Rate	0.006056556	9/15/05-12/15/05	2.39600%

IX. 2003-2 Inputs From Prior Period 8/31/05

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,660,408,928.86
	ii	Interest To Be Capitalized	9,235,201.54

	iii	Total Pool	$1,669,644,130.40
	iv	Specified Reserve Account Balance	4,174,110.33

	v	Total Adjusted Pool	$1,673,818,240.73

B	Total Note and Certificate Factor		0.826545888
C	Total Note Balance		$1,673,818,240.73

D	Note Balance 09/15/2005		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5

	i	Current Factor	0.000000000	0.231775654	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$0.00	$57,027,240.73	$263,529,000.00	$288,861,000.00	588,000,000.00

	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00

E	Note Balance 09/15/2005		Class A-6	Class A-7	Class A-8	Class A-9	Class B

	i	Current Factor	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$66,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$60,753,000.00

	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00

F	Reserve Account Balance		$4,174,110.33
G	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
H	Unpaid Administration fees from Prior Quarter(s)		$0.00
I	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
J	Interest Due on Unpaid Carryover Servicing Fees		$0.00

X. 2003-2 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds (III — I)		$82,070,593.18	$82,070,593.18

B	Primary Servicing Fees-Current Month		$673,894.44	$81,396,698.74

C	Administration Fee		$20,000.00	$81,376,698.74

D	Auction Agent Fees Due 12/15/2005		$0.00	$81,376,698.74
	Broker/Dealer Fees Due 12/15/2005		$0.00	$81,376,698.74

E	Noteholders’ Interest Distribution Amounts for 12/15/2005
	i	Class A-1	$0.00	$81,376,698.74
	ii	Class A-2	$562,193.55	$80,814,505.19
	iii	Class A-3	$2,644,586.72	$78,169,918.47
	iv	Class A-4	$2,964,516.25	$75,205,402.22
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$6,739,700.47	$68,465,701.75
	vi	Class A-6	$0.00	$68,465,701.75
	vii	Class A-7	$0.00	$68,465,701.75
	viii	Class A-8	$0.00	$68,465,701.75
	ix	Class A-9	$0.00	$68,465,701.75
	xii	Class B	$0.00	$68,465,701.75

	xiii	Total Noteholder's Interest Distribution	$12,910,996.99

F	Noteholder’s Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$0.00	$68,465,701.75
	ii	Class A-2	$57,027,240.73	$11,438,461.02
	iii	Class A-3	$3,723,433.07	$7,715,027.95
	iv	Class A-4	$0.00	$7,715,027.95
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$0.00	$7,715,027.95
	vi	Class A-6	$0.00	$7,715,027.95
	vii	Class A-7	$0.00	$7,715,027.95
	viii	Class A-8	$0.00	$7,715,027.95
	ix	Class A-9	$0.00	$7,715,027.95
	xii	Class B	$0.00	$7,715,027.95

	xiii	Total Noteholder's Principal Distribution	$60,750,673.80

G	Increase to the Specified Reserve Account Balance		$0.00	$7,715,027.95

H	Carryover Servicing Fees		$0.00	$7,715,027.95

I	Noteholder’s Interest Carryover
	i	Class A-1	$0.00	$7,715,027.95
	ii	Class A-2	$0.00	$7,715,027.95
	iii	Class A-3	$0.00	$7,715,027.95
	iv	Class A-4	$0.00	$7,715,027.95
	v	Class A-5	$0.00	$7,715,027.95
	vi	Class A-6	$0.00	$7,715,027.95
	vii	Class A-7	$0.00	$7,715,027.95
	viii	Class A-8	$0.00	$7,715,027.95
	ix	Class A-9	$0.00	$7,715,027.95
	xii	Class B	$0.00	$7,715,027.95

	xiii	Total Noteholder's Interest Carryover	$0.00

J	Excess Distribution Release to Certificateholders		$7,715,027.95	$0.00

*	Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

XI. 2003-2 Distributions

A	Distribution Amounts				Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due			$0.00	$562,193.55	$2,644,586.72	$2,964,516.25	€3,561,254.67	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid			0.00	562,193.55	2,644,586.72	2,964,516.25	3,561,254.67	0.00	0.00	0.00	0.00	0.00

	iii	Interest Shortfall			$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Interest Carryover Due			$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid			0.00	0.00	0.00	0.00	—	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover			$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	Quarterly Principal Due			$0.00	$57,027,240.73	$3,723,433.07	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)			0.00	57,027,240.73	3,723,433.07	0.00	—	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall			$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount			$0.00	$57,589,434.28	$6,368,019.79	$2,964,516.25	€3,561,254.67	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 11/30/05			$1,673,818,240.73
	ii	Adjusted Pool Balance 11/30/05			1,613,067,566.93

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)			$60,750,673.80

	iv	Adjusted Pool Balance 8/31/05			$1,673,818,240.73
	v	Adjusted Pool Balance 11/30/05			1,613,067,566.93

	vi	Current Principal Due (iv-v)			$60,750,673.80
	vii	Notes Issued Exceeding Adjusted Pool Balance			—

	viii	Principal Distribution Amount (vi + vii)			$60,750,673.80

	ix	Principal Distribution Amount Paid or Set Aside			$60,750,673.80

	x	Principal Shortfall (viii-ix)			$0.00

C	Total Principal Distribution
	i	USD			$60,750,673.80
	ii	EUR			€—

D	Total Interest Distribution
	i	USD			$6,171,296.52
	ii	EUR			€3,561,254.67

F	Reserve Account Reconciliation
	i	Beginning of Period Balance			$4,174,110.33
	ii	Deposits to correct Shortfall			0.00
	iii	Total Reserve Account Balance Available			$4,174,110.33

	iv	Required Reserve Account Balance			$4,022,612.39

	vi	Shortfall Carried to Next Period			$0.00
	vii	Excess Reserve — Release to Collection Accoun			$151,497.94
	viii	Ending Reserve Account Balance			$4,022,612.39

G	Note Balances			09/15/2005	Principal Factor	12/15/2005
	i	A-1 Note Balance	78442GFN1	$0.00		$0.00
		A-1 Note Pool Factor		0.000000000	0.000000000	0.000000000

	ii	A-2 Note Balance	78442GFP6	$57,027,240.73		$—
		A-2 Note Pool Factor		0.231775654	0.231775654	0.000000000

	iii	A-3 Note Balance	78442GFQ4	$263,529,000.00		$259,805,566.93
		A-3 Note Pool Factor		1.000000000	0.014129121	0.985870879

	iv	A-4 Note Balance	78442GFR2	$288,861,000.00		$288,861,000.00
		A-4 Note Pool Factor		1.000000000	0.000000000	1.000000000

	v	A-5 Note Balance	XS0163731846	€588,000,000.00		€588,000,000.00
		A-5 Note Pool Factor		1.000000000	0.000000000	1.000000000	Next ARS
							Pay Date	Balance
	vi	A-6 Note Balance	78442GFT8	$66,550,000.00		$66,550,000.00	12/27/05	$6,550,000.00
		A-6 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	vii	A-7 Note Balance	78442GFU5	$100,000,000.00		$100,000,000.00	01/03/06	$100,000,000.00
		A-7 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	viii	A-8 Note Balance	78442GFV3	$100,000,000.00		$100,000,000.00	12/12/05	$100,000,000.00
		A-8 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	ix	A-9 Note Balance	78442GFW1	$100,000,000.00		$100,000,000.00	12/28/05	$100,000,000.00
		A-9 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	v	B Note Balance	78442GFX9	$60,753,000.00		$60,753,000.00	01/03/06	$60,753,000.00
		B Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

XII. 2003-2 Historical Pool Information

							2004	2003
			9/1/05-11/30/05	6/1/05-8/31/05	3/1/05-5/31/05	12/1/04-2/28/05	12/1/03-11/30/04	2/3/03-11/30/03

Beginning Student Loan Portfolio Balance			$1,660,408,928.86	$1,711,707,200.62	$1,749,184,023.08	$1,777,971,982.32	$1,894,652,748.68	$1,997,000,948.34

	Student Loan Principal Activity
	i	Regular Principal Collections	$65,457,398.56	$56,345,773.70	$43,454,439.19	$34,746,171.80	$143,006,703.40	$113,257,938.49
	ii	Principal Collections from Guarantor	6,711,431.86	6,380,877.10	6,041,929.81	6,179,881.31	22,163,956.61	8,930,933.22
	iii	Principal Reimbursements	86,910.77	89.34	21,607.83	18,385.28	883,903.56	20,366,326.54
	iv	Other System Adjustments	—	—	—	—	—	—

	v	Total Principal Collections	$72,255,741.19	$62,726,740.14	$49,517,976.83	$40,944,438.39	$166,054,563.57	$142,555,198.25
	Student Loan Non-Cash Principal Activity						$—
	i	Other Adjustments	$1,942.46	$(674.26)	$1,091.05	$23,049.00	$229,999.22	$2,063,873.85
	ii	Capitalized Interest	(11,169,203.61)	(11,427,794.12)	(12,042,245.42)	(12,179,528.15)	(49,603,796.42)	(42,270,872.44)

	iii	Total Non-Cash Principal Activity	$(11,167,261.15)	$(11,428,468.38)	$(12,041,154.37)	$(12,156,479.15)	$(49,373,797.20)	$(40,206,998.59)

(-)	Total Student Loan Principal Activity		$61,088,480.04	$51,298,271.76	$37,476,822.46	$28,787,959.24	$116,680,766.37	$102,348,199.66

	Student Loan Interest Activity
	i	Regular Interest Collections	$16,431,899.06	$17,429,265.96	$17,379,089.23	$17,664,918.40	$75,208,705.54	$66,346,071.83
	ii	Interest Claims Received from Guarantors	420,844.27	372,007.44	383,427.72	419,983.91	1,281,757.39	410,489.34
	iii	Collection Fees	5,984.18	5,519.70	5,519.16	4,051.39	15,720.71	8,062.59
	iv	Late Fee Reimbursements	242,735.52	246,132.25	254,461.17	233,933.15	983,471.55	773,707.63
	v	Interest Reimbursements	23,893.20	1,126.09	1,798.57	228.39	37,449.10	149,999.14
	vi	Other System Adjustments	—	—	—	—	—	—
	vii	Special Allowance Payments	286,133.09	54,251.21	6,662.57	2,580.25	1,300.63	(60.07)
	viii	Subsidy Payments	1,490,048.66	1,604,713.54	1,671,900.74	1,671,279.98	7,305,512.52	4,754,673.31

	ix	Total Interest Collections	$18,901,537.98	$19,713,016.19	$19,702,859.16	$19,996,975.47	$84,833,917.44	$72,442,943.77

	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$(4,903.55)	$2,447.95	$2,517.16	$634.92	$8,779.48	$(1,880,268.55)
	ii	Capitalized Interest	11,169,203.61	11,427,794.12	12,042,245.42	12,179,528.15	49,603,796.42	42,270,872.44

	iii	Total Non-Cash Interest Adjustments	$11,164,300.06	$11,430,242.07	$12,044,762.58	$12,180,163.07	$49,612,575.90	$40,390,603.89

	Total Student Loan Interest Activity		$30,065,838.04	$31,143,258.26	$31,747,621.74	$32,177,138.54	$134,446,493.34	$112,833,547.66
							$—
(=)	Ending Student Loan Portfolio Balance		$1,599,320,448.82	$1,660,408,928.86	$1,711,707,200.62	$1,749,184,023.08	$1,777,971,982.31	$1,894,652,748.68
(+)	Interest to be Capitalized		$9,724,505.72	$9,235,201.54	$10,020,439.44	$10,151,732.79	$10,453,456.00	$10,514,406.50

(=)	TOTAL POOL		$1,609,044,954.54	$1,669,644,130.40	$1,721,727,640.06	$1,759,335,755.87	$1,788,425,438.31	$1,905,167,155.18

(+)	Reserve Account Balance		$4,022,612.39	$4,174,110.33	$4,304,319.10	$4,398,339.39	$4,471,063.60	$4,762,917.89

(=)	Total Adjusted Pool		$1,613,067,566.93	$1,673,818,240.73	$1,726,031,959.16	$1,763,734,095.26	$1,792,896,501.91	$1,909,930,073.07

XIII. 2003-2 Payment History and CPRs

Distribution	Actual	Since Issued	Distribution	Actual	Since Issued
Date	Pool Balances	CPR*	Date	Pool Balances	CPR*

Jun-03	$1,966,479,607	4.03%	Jun-05	$1,721,727,640	4.51%

Sep-03	$1,929,871,272	4.73%	Sep-05	$1,669,644,130	4.997%

Dec-03	$1,905,167,155	4.31%	Dec-05	$1,609,044,955	5.589%

Mar-04	$1,878,567,270	4.17%

Jun-04	$1,852,716,917	4.07%

Sep-04	$1,815,864,283	4.37%

Dec-04	$1,788,425,438	4.31%

Mar-05	$1,759,335,756	4.30%

* “Since Issued CPR” is based on the current period’s ending pool balance calculated against the original pool balance and assuming cutoff date pool data.